CHINA MARKETING MEDIA HOLDINGS, INC.


CHINA MARKETING
管理版
6
2010
CHINA MARKETING
管理版
7
2010
.com
爱品购物

Investor Presentation
September 2010

Safe Harbor Statement

The material presented is a presentation of general background information about China Marketing Media Holdings, Inc. as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China Marketing Media and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although China Marketing Media believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China Marketing Media cannot guarantee future results or events. China Marketing Media expressly disclaims a duty to update any of the forward-looking statements.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum. Such offering memorandum will contain, or incorporate by reference, detailed information about China Marketing Media and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

Company Overview

- China Marketing Media Holdings Inc. is an integrated media group focusing on sales and marketing fields
- Major business includes:
  - Publish sales and marketing professional magazines and sell advertising spaces in our magazine;
  - Provide sales and marketing consulting and training services to various companies;
  - Provide internet sales and marketing platform for advertising clients

Ticker	CMKM.OB
Share Price	$ 0.73
Shares Outstanding (as of 8/26/2010):	28.7M
Market Capitalization	20.9M
Management Ownership	77%


Revenue
(USD millions)
40
35
30
25
20
15
10
5
0
CAGR: 38.78%
2005
2006
2007
2008
2009
2010 (est.)

Corporate Milestone


Company established
Circulation Volume reached 1 million
Circulation Volume exceed 2 million
Launched 3rd edition ("channel")
Began new online business
1994
1996
1999
2001
2002
2003
2004
2006
2008
2010
Launched "China Marketing" magazine
Circulation Volume reached 500K
Launched 2nd edition ("case")
Circulation volume exceed 3 million
Started to provide professional training service
Plan to launch the new EasyBuy platform

Growth Strategy

Become a one-stop shop publication and advertising media group for clients

- Leverage on existing client base to expand product offerings
  - Internally establish special issues focus on specific industry
  - Professional sales and marketing consulting service

- Internet/Online publishing and advertisement platform
  - Gradually shift from a traditional marketing media company to a high tech, innovative enterprise.

Management Experience

Yingsheng Li, Founder, *Chairman and CEO*

- ✓ More than 15 years of experience in magazine publishing and has worked in a number of different positions including Senior Editor, Chief Editor and Chief Marketing Correspondent
- ✓ Awarded one of the top ten publishers by the Henan Provincial Government
- ✓ Master's degree in Economics from Zheng Zhou University

Zhen Zhen Peri, *CFO*

- ✓ Nearly 20 years of financial reporting experience in both private and public held companies with revenues between $6 and $7.5 billion in the United States
- ✓ Bachelor's degree in Business Administration from California State University Fresno with a concentration in Accounting

Wengao Luo, *COO*

- ✓ 10 years of employment with CMKM in various positions, including manager in Beijing office, chief editor of "Channel Edition" Division and General Manager
- ✓ Bachelor's degree in management from Xi'an Jiaotong University, and MBA's degree from China People University

Traditional Business Revenue Analysis



2009
17.27%
35.25%
47.47%
2008
14.96%
38.77%
46.27%
Magazine Sales
Advertising Sales
Consulting Services

Chinese Advertising Market

- ✓ China's advertising market will grow up to 16% annually over the next decade while the rest of world is only expected to grow 2.2%
- ✓ In 2009, the size of advertising market in China was $280.7 Billion, third largest in the world behind Japan and the United States
- ✓ Composition of the Press Media advertising market is shifting from newspapers to magazines



Press Media Advertising Market (in RMB Billions)
100
90
80
70
60
50
40
30
20
10
0
74.60
91
CAGR: 10.44%
2006
2009



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
China
Global Average
Predicted Annual Advertsing Market Growth from 2010 - 2020

CAGR: Compounded Annual Growth Rate

Source: ResearchInChina

Traditional Magazine, Advertising, and Consulting

Magazine Publishing

- ✓ ***China Marketing*** is one of the most widely read finance magazines in China with a distribution volume of 3.7 million issues in 2009
- ✓ A professional magazine that discusses success stories of enterprises, mainly sales and marketing driven
- ✓ Our distribution network consists of over 64 major distributors, 200 secondary distributors, and 40,000 terminals covering 300 cities

Advertising Sales

- ✓ Advertising clients of local enterprises and large multi-national enterprises
- ✓ Most sales done through advertising agency

Professional Consulting Service

- ✓ Provide market consulting, as well as sales and marketing training to business enterprises
- ✓ Provide qualified personnel to advise and support client's management team in achieving their organization's strategic and operational goal



销售市场
CHINA MARKETING
管理版
7

New Development – Online Sales and Marketing Platform

- ✓ In 2009, revenue generated from our newly established internet sales and marketing platform increased by 648.3% on a year-on-year basis from $2.1 million to $15.4 million

2009 Revenue Breakdown


48%
$9,488,579
$15,411,781
62%
Ai Pin Online Shopping
Traditional Media (Publishing, Advertising, Consulting)

2008 Revenue Breakdown


$2,059,579
16%
$11,020,627
84%

Chinese Credit Card Market

- ✓ Credit card market is developing rapidly in China. The card usage and profitability will experience explosive growth over the next decade
- ✓ Very low saturation rate of the credit card market
- ✓ China's consumer credit market has average growth rate of 48% from 1999 to 2007



0.2
1.98
Debit Cards
Credit Cards

Total Card Issuance in China as of March 2010 (Billions)



35%
30%
25%
20%
15%
10%
5%
0%

Card Issuance Annual Growth Rate

Source: McKinsey and Co.

Online Shopping Business

- As credit cards gain popularity, more consumers will choose to shop online
- Online shopping has the following advantages for consumers:
  - to browse through many items and categories without leaving their homes
  - to compare prices of multiple suppliers or stores conveniently
  - to arrange for fast shipping of products
  - to be able to pay in installments on big ticket items using credit cards

Trade Volume of China's Online Shopping Market, 2007-2013



1400
1200
1000
800
600
400
200
0
113.2%
128.5%
93.7%
65.1%
43.9%
33.9%
26.6%
56.1
128.2
248.4
410.0
590.0
790.0
1000.0
2007
2008
2009e
2010e
2011e
2012e
2013e
trade volume (billion yuan)
year-on-year growth (%)

Source: iResearch Consulting Group

New Development – Online Sales and Marketing Platform (Continued)

An internet sales and marketing platform that helps our enterprise advertising clients to further promote their products and enhance their sales distribution channel

- For advertising clients: efficient advertising with product information delivered directly to customers; on time product updates and their prices on the website
- For customers: brand new and convenient online shopping experience provides easy access to products and flexible credit card payment method
- For banks: more product choices for clients, providing a convenient online shopping experience for credit card holders

中国银行 BANK OF CHINA

中国工商银行 INDUSTRIAL AND COMMERCIAL BANK OF CHINA

中国建设银行 China Construction Bank

Innovative Online Shopping Platform-Easy Buy

- ✓ A brand new B2B2C model that connects customers, banks, manufacturers on a single platform, with the innovative Invisible Printing Optical Identification Technology (IP-OIT)
- ✓ Customers touch the product advertisements printed on an electronic catalog (connected to the computer) with an identifying pen, the products will be shown on the screen



Catalog and Pen



Internet



Credit Card



Customers

yidiangou.com

Easy Buy Platform (Four-way Communication)


Manufacturers
Advertising Spaces (Charge)
Products (Charge)
Banks
$
Customer info. (No Charge)
Interests (Charge)
Communication
Catalogues (No Charge)
Products (Charge)
CMKM
Customers
CMKM

Easy Buy Platform (Four-way Communication)

Key Attributes of Our Business Model:

- ✓ Majority of media companies today use the Internet to extend their business model to various industries. With this in mind, we attract the customers with the competitively priced products and then profit from selling advertising space
- ✓ Compared with Ai Pin Online Shopping, the new Easy Buy business focuses on niche markets that has high-end customers who have more disposable income
- ✓ We offer zero interest installment plan to our customers

Selected Financials

Full Year 2009 Results (In USD 000's)			
	FY 08	FY 09	YoY
Total Revenues	$13,080	$24,900	90.4%
Gross Profit	7,934	7,248	-8.6%
Income from Operations	1,964	1,330	-32.3%
Net Income	1,432	1,443	0.8%
EPS (Fully Diluted) (In USD)	0.05	0.05	-

Source: Company's Financial Statements

Selected Financials

Second Quarter and Six Month of 2010 Results (In USD 000's)						
	2Q09	2Q10	YoY	6 Months 09	6 Months 10	YoY
Total Revenues	$5,471	$8,781	60.5%	$9,894	$17,581	77.7%
Gross Profit	1,640	2,556	55.9%	3,085	5,350	73.4%
Income from Operations	288	873	203.1%	335	2,128	535.2%
Net Income	188	938	398.9%	231	2,138	825.5%
EPS (Fully Diluted) (In USD)	0.01	0.03	200%	0.01	0.07	600%

Source: Company's Financial Statements

Balance Sheet Highlights

(In USD 000's)	2010 Q2	2009
Cash and equivalents	$5,552	$5,548
Accounts receivable	2,417	2,780
Inventories	894	280
Total current assets	8,988	9,186
Total assets	**19,907**	**17,008**
Total liabilities	**1,051**	**1,747**
Current Raito	8.7	5.1
Debt/Equity Ratio	0.07	0.1

Key Investment Highlights

- ✓ Vertical integrated media company which provides one-stop sales and marketing solutions to our clients
- ✓ One of the most recognized media brands among Chinese sales and marketing professionals
- ✓ Strong financial performance
- ✓ Combination of a traditional print media business model with a new and innovative online B2C and B2B operating platform
- ✓ High insiders ownership, >77%
- ✓ Attractive valuation

Contact Information

China Marketing Media Holdings, Inc.

Tel: + 86-10-59251091

Email: zzperi@hotmail.com